Comprehensive Income (Components of Comprehensive Income) (Details) (USD $) In Millions	3 Months Ended		6 Months Ended
	Jul. 02, 2011	Jun. 26, 2010	Jul. 02, 2011	Jun. 26, 2010
Comprehensive Income Note [Abstract]
Net income	$ 65.1	$ 57.9	$ 120.9	$ 105.0
Foreign currency translation adjustments	11.3	(22.6)	45.6	(19.7)
Deferred gain (loss) on cash flow hedges, net of tax provision (benefit) of $7.4 and $0.3 million for the second quarters of 2011 and 2010, respectively, and $8.1 million and $(0.2) million for the 2011 and 2010 year-to-date periods, respectively.	13.8	0.6	13.9	(0.4)
Pension and other post-retirement costs, net of tax provision of $0.1 million for the second quarter of 2011, and $0.8 million and $0.4 million for the year to date periods of 2011 and 2010, respectively.	(0.3)	0	0.3	1.3
Comprehensive income	89.9	35.9	180.7	86.2
Deferred gain (loss) on cash flow hedges, tax provision (benefit)	7.4	0.3	8.1	(0.2)
Pension and post-retirement costs, tax provision	$ 0.1	$ 0.1	$ 0.8	$ 0.4